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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported)
                                 May 29, 1998




                           CLASSIC BANCSHARES, INC.
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           (Exact name of Registrant as specified in its Charter)


         Delaware                     0-27170                61-1289391
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                           Identification
                                                             No.)


    344 17th Street, Ashland, Kentucky                           41101
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(Address of principal executive offices)                        (Zip Code)




        Registrant's telephone number, including area code: (606) 325-4789
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                                  N/A
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       (Former name or former address, if changed since last report)

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Item 5.     Other Events

     On May 29, 1998, the Registrant issued the press release attached hereto as Exhibit 99 announcing its earnings for the fiscal year ended March 31, 1998.

Item 7.     Financial Statements and Exhibits

     (a)     Exhibits

            99 Press release dated May 29, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CLASSIC BANCSHARES, INC.




Date: June 10, 1998                 By: /s/Lisah M. Frazier
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                                       Lisah M. Frazier, Vice President,
                                        Treasurer and Chief Financial
                                        Officer